UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
April 21, 2004

ELECTRONICS FOR IMAGING, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-18805	94-3086355
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

303 Velocity Way, Foster City, CA 94404
(Address of Principal Executive Offices)
(Zip Code)

Registrant’s telephone number, including area code:(650) 357 - 3500

(Former name or former address, if changed since last report)

Item 7. Financial Statements and Exhibits

(c) Exhibits

The following exhibits herewith:

Exhibit
99.1	Text of Press Release, dated April 21, 2004, titled “EFI Revenue and Earnings Exceed Expectations”

Item 12. Results of Operations and Financial Condition

The following information, including Exhibit 99.1 attached hereto, is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such filing.

On April 21, 2004, Electronics for Imaging, Inc. announced its financial results for the first fiscal quarter of 2004 ended March 31, 2004. A copy of the press release is attached hereto as Exhibit 99.1.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Electronics for Imaging, Inc.

Date: April 21, 2004	By:	/s/ Joseph Cutts
Joseph Cutts
Chief Financial Officer

EXHIBIT INDEX

99.1 Text of Press Release, dated April 21, 2004, titled “EFI Revenue and Earnings Exceed Expectations”